-----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported)  April 8, 1997


     FINANCIAL ASSET SECURITIES CORP., (as depositor under (i) the Pooling and Servicing Agreement, amended and restated as of April 1, 1997, relating to the Empire Funding Home Loan REMIC Trust 1997-A, Home Loan Asset-Backed Certificates, Series 1997-A and (ii) the Sale and Servicing Agreement, amended and restated as of April 1, 1997, relating to the Empire Funding Home Loan Owner Trust 1997-1, Home Loan Asset-Backed Notes, Series 1997-1).


                        FINANCIAL ASSET SECURITIES CORP.
---------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


         Delaware                333-21071       06-1442101
----------------------------  -------------- -------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
----------------------                           -----------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------


-----------------------------------------------------------------



Item 5.   Other Events.
----      ------------

     On April 8, 1997, Financial Asset Securities Corp. (the "Company") entered into (i) a Pooling and Servicing Agreement amended and restated as of April 1, 1997 (the "Pooling and Servicing Agreement"), by and among, the Company, as depositor, Empire Funding Corp. ("Empire"), as transferor, servicer and claims administrator, EFC Securitized Assets, L.C. ("EFC"), as contract of insurance holder, and First Bank National Association ("First Bank"), as trustee relating to the Empire Funding Home Loan REMIC Trust 1997-A, Home Loan Asset-Backed Certificates, Series 1997-A; (ii) a Sale and Servicing Agreement amended and restated as of April 1, 1997, by and among, the Company, as depositor, Empire, as transferor, servicer and claims administrator, EFC, as contract of insurance holder, Empire Funding Home Loan Owner Trust 1997-1, as the Owner Trust, and First Bank, as co-owner trustee and indenture trustee, relating to the Empire Funding Home Loan Owner Trust 1997-1, Home Loan Asset-Backed Notes, Series 1997-1 (the "Notes"); and (iii) an Indenture amended and restated as of April 1, 1997 (the "Indenture"), by and among the Owner Trust and First Bank, as indenture trustee, relating to the Notes. The Pooling and Servicing Agreement, the Sale and Servicing Agreement and the Indenture are annexed hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively.

     In addition, the Owner Trust, Empire and First Bank, as administrator of the Owner Trust have entered into an Administration Agreement, dated as of March 1, 1997 (the "Administration Agreement"). The Administration Agreement is annexed hereto as Exhibit 99.4.

Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1.     Pooling and Servicing Agreement
     99.2      Sale and Servicing Agreement
     99.3      Indenture
     99.4      Administration Agreement



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ Craig A. Braun
                                  -------------------------------
                                  Name:  Craig A. Braun
                                  Title:  Vice President




Dated:  April 16, 1997


                                Exhibit Index
                                -------------

Exhibit                                           Page
-------                                           ----

99.1.     Pooling and Servicing Agreement

99.2      Sale and Servicing Agreement

99.3      Indenture

99.4      Administration Agreement